Fees Summary	Dec. 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,277,473.03
Total Transaction Valuation	9,250,347,814.41
Total Offset Amount	0.00
Net Fee	$ 1,277,473.03